SCA Absolute Return Fund

Investor Class: SCARX

SCA Directional Fund

Investor Class: SCADX

each a series of Northern Lights Fund Trust

Supplement dated November 9, 2011
to the Prospectus and Statement of Additional Information each dated April 7, 2011

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Effective as of the date of this Supplement, the Funds shall not charge a redemption fee on shares redeemed within 60 days of purchase.  Any contrary references regarding a redemption fee in the Prospectus or Statement of Additional Information should be disregarded.

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This Supplement and the existing Prospectus and Statement of Additional Information dated April 7, 2011, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-282-1100.